UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 16, 2025

Date of Report (date of earliest event reported)

CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-39028	26-3212879

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11440 Tomahawk Creek Parkway     Leawood     Kansas

(Address of Principal Executive Offices)

66211

(Zip Code)

(913) 901-4516

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On January 16, 2025, First Busey Corporation (“Busey”) received regulatory approval from the Board of Governors of the Federal Reserve System for the previously announced merger (the “Merger”) of CrossFirst Bankshares, Inc. (“CrossFirst”) with and into Busey, with Busey continuing as the surviving corporation, pursuant to the Agreement and Plan of Merger, dated as of August 26, 2024, by and between Busey and CrossFirst (the “Merger Agreement”), as well as for the proposed merger of CrossFirst Bank, the sole insured depository institution subsidiary of CrossFirst, with and into Busey Bank, the sole depository institution subsidiary of Busey, with Busey Bank continuing as the surviving bank. CrossFirst and Busey intend to close the Merger on March 1, 2025, subject to the satisfaction of the remaining customary closing conditions, including the receipt of approval from the Illinois Department of Financial and Professional Regulation. The transaction has also been approved by the Kansas Office of the State Bank Commissioner.

On January 17, 2025, CrossFirst and Busey issued a joint press release announcing the foregoing matters. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release, dated January 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed therewith include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Busey’s and CrossFirst’s beliefs, goals, intentions, and expectations regarding the proposed transaction and other statements that are not historical facts.

Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “plan,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “position,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward‐looking statements speak only as of the date they are made; Busey and CrossFirst do not assume any duty, and do not undertake, to update such forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Busey and CrossFirst. Such statements are based upon the current beliefs and expectations of the management of Busey and CrossFirst and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Busey or CrossFirst; the possibility that the proposed transaction will not close when expected or at all because other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of Busey and CrossFirst to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Busey and CrossFirst do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate CrossFirst’s operations and those of Busey; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Busey’s and CrossFirst’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Busey’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Busey and CrossFirst to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; changes in interest rates and prepayment rates of Busey’s or CrossFirst’s assets or fluctuations in the value of securities held in Busey’s or CrossFirst’s securities portfolio; concentrations within Busey’s or CrossFirst’s loan portfolio (including commercial real estate loans), large loans to certain borrowers, and large deposits from certain clients; the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; the level of non-performing assets on Busey’s or CrossFirst’s balance sheets; the strength of the local, state, national, and international economy; risks related to the potential impact of general economic, political and market factors or of exceptional weather occurrences such as tornadoes, hurricanes, floods, blizzards, or droughts on the companies or the proposed transaction; the economic impact of any future terrorist threats or attacks, widespread disease or pandemics or other adverse external events that could cause economic deterioration or instability in credit markets; changes in state and federal laws, regulations, and governmental policies concerning Busey’s or CrossFirst’s general business; changes in accounting policies and practices; increased competition in the financial services sector (including from non-bank competitors such as credit unions and fintech companies) and the inability to attract new customers; breaches or failures of information security controls or cybersecurity-related incidents; changes in technology and the ability to develop and maintain secure and reliable electronic systems; the loss of key executives or associates; changes in consumer spending; unexpected outcomes of existing or new litigation, investigations, or inquiries involving Busey (including with respect to Busey’s Illinois franchise taxes) or CrossFirst; other factors that may affect future results of Busey and CrossFirst and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of Busey’s and CrossFirst’s respective Annual Reports on Form 10‐K for the year ended December 31, 2023 and Quarterly Reports on Form 10‐Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, and other reports CrossFirst and Busey file with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 17, 2025	CROSSFIRST BANKSHARES, INC.

		By:	/s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer